Exhibit 77Q1(e)(i)

The Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and AlphaSimplex Group, LLC is incorporated by reference to exhibit (d)(1)(iii) of post-effective amendment
 no. 140 to the Registration Statement filed on Form Type 485BPOS on December 1, 2008 (Accession No. 0001193125-08-245647).